Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	6/30/07	7/31/07	8/31/07	9/30/07	10/31/07	11/30/07
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	1,144	923	(1,574)	1,045	174	1,042
Investment securities, at market	1,520,322	1,497,261	1,398,559	1,338,405	1,306,525	1,299,985
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	1,581,466	1,558,184	1,456,985	1,399,450	1,366,699	1,361,027

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	11,863,974	11,945,142	11,945,142	11,945,142	13,439,301	13,439,301
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	33,363,974	33,445,142	33,445,142	33,445,142	34,939,301	34,939,301

TOTAL ASSETS	34,945,440	35,003,326	34,902,127	34,844,592	36,306,000	36,300,328

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted December 6, 2007	Signed	/s/ Gary N Thompson	Printed Name of Signatory Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	Form OPR-1B

	6/30/07	7/31/07	8/31/07	9/30/07	10/31/07	11/30/07
LIABILITIES:
Post-Petition debt (Sched. C)	54,960	120,179	53,644	49,938	60,592	67,821
Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,211,274	138,276,493	138,209,958	138,206,252	138,216,906	138,224,135

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	1,774,962	1,767,629	1,732,965	1,679,136	3,129,890	3,116,989

TOTAL SHAREHOLDERS EQUITY	(103,265,834)	(103,273,167)	(103,307,831)	(103,361,660)	(101,910,906)	(101,923,807)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	34,945,440	35,003,326	34,902,127	34,844,592	36,306,000	36,300,328

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	Form OPR-2
STATEMENT OF INCOME

	6/30/07	7/31/07	8/31/07	9/30/07	10/31/07	11/30/07
REVENUE:
Net investment income	6,350	6,769	6,114	5,318	5,747	5,096
Net realized gain	0	0	0	0	0	0
Other	631	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(6,949)	(6,949)	(6,949)	(6,949)	(6,949)	(6,949)
Board fees and expenses	(85)	0	0	0	0	0
Financial advisor fees and expenses	0	(75,000)	0	0	0	0
Legal fees and expenses	(63,486)	(13,315)	(28,913)	(49,745)	(34,394)	(9,366)
Accounting fees and expenses	(6,326)	0	0	0	(5,174)	0
Insurance	0	0	0	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(1,953)	0	(4,010)	(2,447)	(2,630)	(1,668)
Miscellaneous	(36)	(5)	(906)	(5)	(5)	(14)

NET OPERATING INCOME / LOSS	(71,854)	(88,500)	(34,664)	(53,828)	(43,405)	(12,901)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	0	165,848	0	0	1,255,712	0
Equity in unrealized losses of securities of AIC	0	(84,680)	0	0	238,447	0

TOTAL OTHER INCOME (EXPENSE)	0	81,168	0	0	1,494,159	0

NET INCOME (LOSS)	(71,854)	(7,332)	(34,664)	(53,828)	1,450,754	(12,901)

	6/30/07	7/31/07	8/31/07	9/30/07	10/31/07	11/30/07
CASH DIFFERENCE:
Current ending cash balance	1,144	923	(1,574)	1,045	174	1,042
Less ending prior month balance	(810)	(1,144)	(923)	1,574	(1,045)	(174)

NET CASH INCREASE (DECREASE)	334	(221)	(2,497)	2,619	(871)	868

SOURCES OF CASH:
Net income (loss)	(71,854)	(7,332)	(34,664)	(53,828)	1,450,754	(12,901)
Equity in earnings and unrealized losses of AIC	0	(81,168)	0	0	(1,494,159)	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	90,534	23,061	98,702	60,154	31,880	6,540
Increase in:
Post- petition debt	0	65,218	0	0	10,654	7,229
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	18,680	(221)	64,038	6,326	(871)	868

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post-petition debt	(18,346)	0	(66,535)	(3,707)	0	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(18,346)	0	(66,535)	(3,707)	0	0

NET CASH INCREASE (DECREASE)	334	(221)	(2,497)	2,619	(871)	868

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	SCHEDULE C
SCHEDULE OF POST PETITION DEBT

	6/30/07	7/31/07	8/31/07	9/30/07	10/31/07	11/30/07
TRADE ACCOUNTS PAYABLE	54,960	120,179	53,644	49,938	60,592	67,821
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	54,960	120,179	53,644	49,938	60,592	67,821